UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               September 12, 2001
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                  NEW PARADIGM STRATEGIC COMMUNICATIONS, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                       0-26336                  13-3725764
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

          630 Third Avenue, New York, New York                 10017
          -------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code    (212)-557-0933
                                                   ----------------------


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Item 2.    Acquisition or Disposition of Assets.

New Paradigm has sold it's GMG Public Relations subsidiary as described in the attached Exhibits.


Item 7.  Financial Statements and Exhibits.

(a)  Not  applicable
(b)  Not  applicable
(c)  Exhibits

     10.1     Agreement of Purchase and Sale of Assets
     99.1     Press Release dated September 12, 2001


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           NEW PARADIGM STRATEGIC COMMUNICATIONS
                                           (Registrant)



Date:  September 14, 2001                  /s/  Mark  Blundell
                                           ---------------------------
                                           Mark  Blundell
                                           President & Chief Executive Officer


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                                  EXHIBIT INDEX

     10.1     Agreement of Purchase and Sale of Assets
     99.1     Press Release dated September 12, 2001